Equity	12 Months Ended
Dec. 31, 2021
Stockholders Equity Note [Abstract]
Equity

6. Equity

Common Stock

On September 27, 2021, the Company’s Common Stock and Warrants began trading on the Nasdaq Global Market under the ticker symbols “STRC” and “STRCW”, respectively.

As of December 31, 2021, the Company had authorized a total of 990,000,000 shares for issuance as Common Stock. As of December 31, 2021, 137,722,658 shares of Common Stock were issued and outstanding.

In September 2016, the founders of Old Sarcos granted Old Sarcos a purchase right for 4,000,000 shares of Class B common stock of Old Sarcos originally purchased by the founders in 2015. Old Sarcos had an exclusive option to repurchase unvested shares of Class B common stock at a price per share equal to the original issue price per share in the event that the founder’s relationship with Old Sarcos was terminated. The repurchase right for the 4,000,000 shares lapsed in equal monthly amounts over 48 months ending in September 2020. The fair value of the repurchase rights were categorized as Class B common stock options at the date the repurchase rights were granted, based on the fair market value on the grant date. These repurchase rights were recorded as stock-based compensation expense on a straight-line basis over the vesting period and were recorded to general and administrative expense within the consolidated statements of operations and comprehensive loss. For the year ended December 31, 2020, the amount of stock-based compensation recognized related to the founder stock options was $1.5 million. For the year ended December 31, 2021, no shares of Class B Common Stock were subject to the repurchase option and there was no unrecognized amount of stock-based compensation remaining. Upon the closing of the Merger, holders of outstanding Class B common stock of Old Sarcos received shares of the Company’s Common Stock in an amount determined by application of the Exchange Ratio, as discussed in Note 1, Basis of Presentation and Summary of Significant Accounting Policies.

Preferred Stock

As of December 31, 2021, the Company had authorized a total of 10,000,000 shares for issuance as preferred stock. The Company’s board of directors has the authority to issue preferred stock and to determine the rights, privileges, preferences, restrictions and voting rights of those shares. As of December 31, 2021, the Company had no shares of preferred stock outstanding as all preferred stock of Old Sarcos had been converted to Common Stock as part of the Business Combination.

Non-controlling Interest

The non-controlling interest represents the membership interest in ZeptoVision, Inc., (“Zepto”) that was held by a holder other than the Company. Zepto was formed in April 2016 and the formation of Zepto was accounted for as a common control transaction at the time of formation. As of December 31, 2020, the Company’s ownership percentage in Zepto was 79%. The Company has consolidated the financial position and results of operations of Zepto and reflected the 21% interest as a non-controlling interest for the year ended December 31, 2020. The carrying amount of the non-controlling interest was adjusted to reflect the change in its ownership interest in the subsidiary, with the offset to equity attributable to the Company.

On February 16, 2021, the Company acquired the non-controlling interest’s shares in Zepto for a purchase price of $0.2 million making Zepto a wholly owned subsidiary of the Company. The acquisition of the remaining shares of Zepto resulted in the decrease of non-controlling interest to zero and adjustment to additional paid-in capital to reflect the Company’s increased ownership in Zepto.